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                                                                    EXHIBIT 23.1

                          Independent Auditors' Consent

           CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2004, except for Note 13 as to which the date is April 26, 2004, relating to the financial statements and our report dated March 10, 2004 relating to the financial statement schedule of Cytokinetics, Incorporated, which appears in Amendment No. 4 of the Registration Statement on Form S-1 (No. 333-112261).

PRICEWATERHOUSECOOPERS LLP

San Jose, California
May 3, 2004